Exhibit 99.1

NextDecade, LLC

Condensed Consolidated Financial Statements

June 30, 2017

NextDecade, LLC

Index

Page
Unaudited Condensed Consolidated Financial Statements

Condensed Consolidated Balance Sheets	2

Condensed Consolidated Statements of Operations and Comprehensive Loss	3

Condensed Consolidated Statements of Cash Flows	4

Notes to Condensed Consolidated Financial Statements	5-10

NextDecade, LLC

Condensed Consolidated Balance Sheets

(in thousands)	June 30, 2017	December 31, 2016
	(Unaudited)
Assets

Current assets
Cash	$14,173	$12,524
Deferred equity issuance costs	3,168	578
Investments	5,037	4,997
Prepaid expenses and other current assets	1,092	1,096
Total current assets	23,470	19,195

Property, plant and equipment, net	62,854	56,233
Other assets	349	349

Total assets	$86,673	$75,777

Liabilities and Members’ Equity

Current liabilities
Accounts payable	$2,169	$1,167
Accrued expenses and other current liabilities	4,638	3,767
Total current liabilities	6,807	4,934

Non-current compensation liabilities	2,415	2,745

Total liabilities	9,222	7,679

Commitments and contingencies (see Note 9)

Members’ Equity
Total capital	77,475	68,125
Accumulated other comprehensive loss	(24)	(27)

Total members’ equity	77,451	68,098

Total liabilities and members’ equity	$86,673	$75,777

The accompanying notes are an integral part of these condensed consolidated financial statements.

NextDecade, LLC

Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited)

(in thousands)	Six Months Ended June 30,
	2017	2016

OPERATIONS
Operating expenses
Selling, general and administrative	$4,382	$3,318
Land option and lease expenses	483	292
Depreciation	52	47
Impairment loss on capital projects	–	506

Total operating expenses	4,917	4,163

Total operating loss	(4,917)	(4,163)

Other income (expense)
Foreign exchange transaction loss	(18)	(13)
Interest income, net	86	16

Total other income	68	3

Net loss	$(4,849)	$(4,160)

COMPREHENSIVE LOSS
Comprehensive loss
Net loss	$(4,849)	$(4,160)
Other comprehensive loss:
Change in fair value of investments	3	-

Comprehensive loss	$(4,846)	$(4,160)

The accompanying notes are an integral part of these condensed consolidated financial statements.

NextDecade, LLC

Condensed Consolidated Statements of Cash Flows (Unaudited)

(in thousands)	Six Months Ended June 30,
	2017	2016

Operating activities:
Net loss	$(4,849)	$(4,160)
Adjustment to reconcile net loss to net cash used in operating activities
Depreciation	52	47
Impairment loss on capital projects	–	506
Changes in operating assets and liabilities
Prepaid expenses and other currents assets	114	185
Accounts payable	(166)	47
Accrued expenses and other liabilities	(204)	(407)

Net cash used in operating activities	(5,053)	(3,782)

Investing activities:
Acquisition of property, plant and equipment	(5,584)	(10,361)
Issuance of note receivable	(115)	–
Repayment of note receivable	5	–
Change in restricted cash	–	17,003
Investments	(37)	–

Net cash (used in) provided by investing activities	(5,731)	6,642

Financing activities:
Gross proceeds from Class B Member contributions	15,000	–
Equity issuance costs	(2,567)	–

Net cash provided by financing activities	12,433	–

Net increase in cash	1,649	2,860
Cash – Beginning of the period	12,524	27,127

Cash – End of the period	$14,173	$29,987

Non-cash investing and financing activities:
Accounts payable for acquisition of property, plant and equipment.	$1,543	$1,179
Accrued liabilities for acquisition of property, plant and equipment.	3,303	1,436
Accrued liability for deferred financing cost	1,079	–

The accompanying notes are an integral part of these condensed consolidated financial statements.

NextDecade, LLC

Notes to Condensed Consolidated Financial Statements (Unaudited)

(Dollars in thousands, except number of units)

1.	Business and Organization

NextDecade, LLC (the “Company”) is a Delaware limited liability company formed on June 4, 2010. The Company engages in development activities related to the liquefaction and sale of liquefied natural gas (“LNG”) in international markets. Since mid-2014 it has focused its development activities on a site at the Port of Brownsville in southern Texas (the “Terminal”) and an associated 137-mile pipeline to supply gas to the Terminal (the “Pipeline” together with the Terminal, the “Project”). The Company estimates the Project will commence commercial operations in 2022.

On February 24, 2017, the Company formed a wholly-owned subsidiary, El Dorado Pipeline, LLC, to explore potential development of an intrastate pipeline in Texas. On March 3, 2017, the Company renamed a dormant, wholly-owned subsidiary from Brownsville LNG, LLC, to El Dorado Pipeline Marketing, LLC, to support the potential marketing of transport capacity on the new intrastate pipeline.

On April 18, 2017, the Company, Harmony Merger Corp. (“Harmony”), a direct wholly owned subsidiary of Harmony (“Merger Sub”), and certain members of the Company and affiliated entities, entered into an Agreement and Plan of Merger (“Merger Agreement”). Pursuant to the Merger Agreement, entities affiliated with the Company were to merge with and into Merger Sub, with Merger Sub being the surviving entity and, immediately thereafter Merger Sub was to merge with and into the Company with the Company being the surviving entity and becoming a wholly owned subsidiary of Harmony (the “Merger”).

On July 24, 2017, the Merger was completed and, concurrent with the Merger, Harmony was renamed NextDecade Corporation (the “Parent”). Immediately following the Merger, the pre-Merger members of the Company held approximately 94% of the outstanding NextDecade Corporation common stock. The Merger will be accounted for as a reverse acquisition and recapitalization, with the Company presented as the acquirer for accounting purposes. For additional information related to the closing of the Merger, see Subsequent Events.

2.	Significant Accounting Policies

Basis of Presentation

Principles of Consolidation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all the information and disclosures required by GAAP for annual financial statements and should be read in conjunction with the Company’s annual report for the year ended December 31, 2016, which is included in Harmony’s definitive proxy statement filed on June 29, 2017. In the Company’s opinion, all adjustments, consisting only of normal recurring items, which are considered necessary for a fair presentation of the unaudited condensed consolidated financial statements, have been included. The results of operations for the six months ended June 30, 2017, are not necessarily indicative of the operating results for the full year. The condensed consolidated balance sheet as of December 31, 2016, has been derived from the Company’s audited consolidated financial statements.

Certain reclassifications have been made to conform prior period information to the current presentation. The reclassifications had no effect on the Company’s overall consolidated financial position, operating results or cash flows.

Accounting Standards

In January 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-04, Intangibles – Goodwill and Other (Topic 350): Simplifying the Test for Goodwill impairment. This standard simplifies the measurement of goodwill impairment by eliminating the requirement to perform a hypothetical purchase price allocation. Impairment will instead be measured as the difference between the carrying amount and fair value of the reporting unit. The adoption of this guidance will not not have a material impact on the Company’s consolidated financial statements or related disclosures.

NextDecade, LLC

Notes to Condensed Consolidated Financial Statements (Unaudited)

(Dollars in thousands, except number of units)

3.	Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following:

	June 30, 2017	December 31, 2016
Rio Grande LNG site option	$203	$495
Short-term security deposits	364	349
Shoal Point lease	150	-
Note receivable	110	-
Other	265	252
	$1,092	$1,096

4.	Investment Securities

The Company maintains cash reserves in two mutual funds managed by The Vanguard Group, Inc: (1) Ultra-Short-Term Bond Fund and (2) Short-Term Bond Index Fund.  The target allocation between the investments is 75% and 25%, respectively.  The former fund has an average maturity of approximately one year, and approximately half of the fund’s holdings are AAA-rated (0.7% are rated non-investment grade).  The latter fund has an average maturity of approximately three years, and 70% of the holdings are AAA-rated (0.0% are non-investment grade).  Investment securities are classified as available for sale and consisted of the following:

	June 30, 2017		December 31, 2016
	Fair value	Cost	Fair value	Cost
Ultra-Short-Term Bond Fund	$3,786	$3,794	$3,760	$3,767
Short-Term Bond Index Fund	1,251	1,267	1,237	1,257
Total investment	$5,037	$5,061	$4,997	$5,024

For the six months ended June 30, 2017, the Company reported an increase in the fair value of investments of $3, which is reported as a reduction in the comprehensive loss on securities available-for-sale as a component of members’ equity.

NextDecade, LLC

Notes to Condensed Consolidated Financial Statements (Unaudited)

(Dollars in thousands, except number of units)

5.	Property, Plant and Equipment

Property, plant and equipment consisted of the following:

	June 30, 2017	December 31, 2016
Non-Project Assets
Computers	$46	$42
Furniture, fixtures, and equipment	232	232
Leasehold improvements	264	264
Total non-project assets	542	538

Less: accumulated depreciation	(317)	(265)
Total non-project assets	225	273

Project Assets (not placed in service)
Rio Grande	53,656	48,087
Rio Bravo	8,973	7,873
Total project assets	62,629	55,960
Total property, plant and equipment, net	$62,854	$56,233

Depreciation expense for the six months ended June 30, 2017 and 2016 was $52 and $47, respectively.

6.	Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	June 30, 2017	December 31, 2016

Employee compensation	$1,621	$2,365
Unbilled services (CB&I)	1,435	543
Unbilled services (legal)(a)	748	358
Unbilled services (other contractors)	675	450
Unreimbursed travel and other expense	174	51
	$4,653	$3,767

a.	Includes $236 and $0 of legal fees at June 30, 2017, and December 31, 2016, respectively that will be paid on behalf of the Company’s members upon closing of the Merger.

Certain employee contracts provide for cash bonuses upon a positive final investment decision in the Project (“FID”), subject to Board approval. At June 30, 2017, and December 31, 2016, non-current compensation liabilities related to engineering staff were $1,145, which was recognized as an addition to project assets. In addition, non-current compensation liabilities related to certain executive staff were $1,270 and $1,600 as of June 30, 2017, and December 31, 2016, respectively.

NextDecade, LLC

Notes to Condensed Consolidated Financial Statements (Unaudited)

(Dollars in thousands, except number of units)

7.	Members’ Equity

On February 4, 2017, the Company entered into the following agreements with GE Oil & Gas, Inc. (“GE O&G”):

a.	A Framework Agreement, which commits the Company to procure certain equipment from GE O&G for the first three trains at the Terminal. Additionally, the Framework Agreement grants GE O&G certain rights with respect to procurement of equipment for other aspects of the Project and other projects.

b.	An Investment Agreement, which admits GE O&G as a Member in the Company. The Investment Agreement, as amended April 17, 2017, provides for aggregate investments in the Company of $25,000; with (i) $100 invested on February 6, 2017, (ii) $14,900 invested on April 7, 2017; and (iii) $10,000, which is callable by the Company subsequent to July 7, 2017, upon investment of at least an equal amount by other investors. As of June 30, 2017, there were $806 of equity issuance costs associated with GE O&G’s investment.

Upon the admission of GE O&G as a Member, the Company’s limited liability company agreement was amended. Prior to the amendment, with respect to distributions of excess cash and liquidation proceeds and allocations of profits for partnership tax purposes, the Class A Units were subordinated to the Class B Units. Any distributions were made first to the Class B Members until each Member received an aggregate amount equal to its capital contributions. Next, distributions were to be made to the Class A Members until the aggregate amount equaled a defined amount, representing the Members’ paid-in capital.

An amendment of the Company’s limited liability company agreement on February 6, 2017, eliminated Class B Members’ preference, providing for (i) initially, pro rata allocations of excess cash, distributions upon liquidation, and allocation of profits for partnership tax purposes to the Class A and Class B Members in accordance with units held by each Member and, after aggregate distributions reach a certain amount, (ii) distribution of a percentage allocation to management incentive units and pro rata to the Class A and Class B Members.

At June 30, 2017, the Company’s ownership capital was as follows:

	A Units		B Units
	Units	Capital*	Units	Capital*

K Eisbrenner	132,797.0000	$919	–	$–
York	562,658.0000	5,245	410,000.0000	39,675
Valinor	–	–	300,000.0000	29,031
Halcyon	–	–	140,000.0000	13,548
GE O&G	–	–	35,664.3461	14,194
Total	695,455.0000	$6,164	885,664.3461	$96,448

* Net of equity issuance costs

As of June 30, 2017, 100% of the authorized management incentive units had been allocated to management.

NextDecade, LLC

Notes to Condensed Consolidated Financial Statements (Unaudited)

(Dollars in thousands, except number of units)

8.	Related Party Transactions

For the six months ended June 30, 2017 and 2016, the Company had no related party transactions, except for the employment contracts with its Chief Executive Officer and Chief Administrative Officer.

9.	Commitments and Contingencies

The Company executed surface lease agreements with the City of Texas City and the State of Texas for an approximate 1,000-acre site for a potential LNG liquefaction project (the “Shoal Point Leases”). The leases were effective January 1, 2017, and the Company prepaid the first year’s lease payment. Each agreement is for 36 months, and the Company has the right to: (i) extend the leases by 12 months and (ii) terminate the agreements at no cost after the first 12 months. The Company recognized $150 in expenses related to the Shoal Point Leases in the six months ended June 30, 2017. The Company has no future lease obligations related to the Shoal Point Leases, if it exercises its right to terminate the lease agreements after the first 12-month term.

On March 8, 2017, the Company executed a lease agreement with the Brownsville Navigation District for a 10-acre tract subsumed within its site for the Terminal (“Brownsville 10-Acre Lease”). The lease agreement has an 8-month primary term with the option to renew the lease agreement for six additional six-month terms. The Company prepaid the amount for the Brownsville 10-Acre Lease’s primary term, and recognized $19 in expense for the six months ended June 30, 2017. The Company has no future lease obligations related to the Brownsville 10-Acre Lease, if it does not exercise a renewal option.

On June 7, 2017, Rio Grande LNG, LLC (a wholly-owned subsidiary of the Company) executed a Memorandum of Understanding ("MOU") with the Brownsville Navigation District for the Bahia Grande Restoration Project. Rio Grande LNG, LLC's obligation to fund under the MOU is contingent upon a positive FID in the Project. The Bahia Grande Restoration Project is estimated to cost approximately $4,000, all of which will be included in the project costs which will be subject to non-recourse project financing at FID. The total exposure for Rio Grande LNG, LLC under the MOU is capped at $5,000.

Certain of the Company’s employment and consultant contracts provide for minimum employment periods and severance provisions in the event of early termination. Such provisions result in potential aggregate payments of $1,899 and $2,831 as of June 30, 2017, and December 31, 2016, respectively.

From time to time the Company may be subject to various claims and legal proceedings, which arise in the normal course of business. Management is not aware of any legal matters that are likely to have a material adverse effect on the Company’s financial position, results of operations or cash flows.

NextDecade, LLC

Notes to Condensed Consolidated Financial Statements (Unaudited)

(Dollars in thousands, except number of units)

10.	Subsequent Events

Merger with Harmony

On April 18, 2017, the Company, Harmony, Merger Sub, and certain members of the Company and affiliated entities, entered into the Merger Agreement. Pursuant to the Merger Agreement, entities affiliated with the Company were to merge with and into Merger Sub, with Merger Sub being the surviving entity and, immediately thereafter Merger Sub was to merge with and into the Company with the Company being the surviving entity and becoming a wholly owned subsidiary of Harmony (the “Merger”).

On July 20, 2017, an employee of the Company purchased approximately 198 Class B Units for $100.

On July 21, 2017, NexPoint Credit Strategies Fund purchased approximately 9,882 Class B Units for $5,000.

On July 24, 2017, the Merger was completed and, concurrent with the Merger, Harmony was renamed NextDecade Corporation (the “Parent”). Immediately following the Merger, the pre-Merger members of the Company held approximately 94% or 98,490,409 shares of the outstanding NextDecade Corporation common stock. The Merger will be accounted for as a reverse acquisition and recapitalization, with the Company presented as the acquirer for accounting purposes.

In connection with the completion of the Merger, approximately $26,767 was released from Harmony’s trust account to the Company to be used for development activities, and a note receivable from Harmony of $110 was repaid. In addition, certain employment contracts were modified resulting in an increase in potential aggregate payments in the event of early termination disclosed in note 9 from $1,899 to $3,327.

The Company has evaluated subsequent events through August 9, 2017, the date the condensed consolidated financial statements were available to be issued.